THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
         SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES REPRESENTED HEREBY HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED OR DISPOSED WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE BORROWER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, OR THE RULES AND REGULATIONS THEREUNDER.

                                   BRIDGE NOTE

                                                                  August 1, 1998

     FOR VALUE RECEIVED, Masatepe Communications U.S.A., L.L.C. a Delaware limited liability company (the "Borrower"), hereby promises to pay to the order of VDC Corporation, Ltd. a Bermuda corporation, (the "Lender"), the full outstanding principal amount of the Bridge Loan, payable in accordance with the provisions of that certain Bridge Loan Agreement dated August 1, 1998 between the Borrower and the Lender (as it may hereafter be amended, restated, modified or supplemented from time to time, the "Bridge Loan Agreement"). All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Bridge Loan Agreement.

     The entire principal amount due hereunder shall be paid on the Maturity Date or earlier acceleration or repayment hereof. Pursuant to the provisions of the Bridge Loan Agreement, Borrower shall have the right to prepay the entire principal amount due hereunder at any time.

     Upon the occurrence and during the continuation of an Event of Default, Lender shall have the right to accelerate payment of the entire unpaid principal due hereunder.

     Subject to the provisions of the Bridge Loan Agreement, accrued interest on this Note will be payable on the Maturity Date or earlier acceleration or repayment hereof. Subject to the provisions of the Bridge Loan Agreement, all additional payments of principal shall be made without setoff, counterclaim or other deduction of any nature to the Lender located at VDC Corporation Ltd., 75 Holly Hill Lane, Greenwich, CT 06831, in lawful money of the United States of America in immediately available funds.

     The timely payment and performance of all of the Borrower's obligations hereunder and under the Bridge Loan Agreement have been guaranteed by Activated Communications Limited Partnership pursuant to the terms of that certain Guaranty of even date herewith.

     If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action

     This Note is the Bridge Note referred to in, and is entitled to the benefits of, the Bridge Loan Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests or Liens contained or granted therein. The Bridge Loan Agreement, among other things, contains provisions for prepayment in full but not in part and for acceleration of the maturity hereof upon the happening of certain stated events prior to maturity upon the terms and conditions therein specified.

     Except as otherwise provided in the Bridge Loan Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Loan Agreement.

     This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Lender and its successors and assigns. All references herein to the "Borrower" and the "Lender" shall be deemed to apply to the Borrower and the Lender, respectively, and their respective successors and assigns.

     This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without giving effect to its conflicts of law principles.

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has executed this Bridge Note as of the date first written above with the intention that this Bridge Note shall constitute a sealed instrument.


                                         Masatepe Communications U.S.A., L.L.C.


                                         By: VDC Corporation Ltd.,
ATTEST:                                      its Managing Member


_____________________________            By: /s/ Frederick A. Moran
                                             --------------------------
                                             Frederick A. Moran,
                                             Chief Executive Officer


                                        2